UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 8, 2009
Date of Report (Date of earliest event reported)
BLACKBOARD INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
(State of incorporation)	(Commission File Number No.)	(IRS Employer Identification \ No.)
650 Massachusetts Ave, NW
Washington, D.C. 20001
(Address of principal executive offices)
(202) 463-4860
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
          On May 8, 2009, Blackboard Inc. (the “Company”) closed its acquisition (the “Merger”) of ANGEL Learning, Inc. (“ANGEL”) pursuant to the terms of the previously announced Agreement and Plan of Merger dated May 1, 2009 by and among the Company, a wholly owned subsidiary of the Company and ANGEL, among others.
          On May 11, 2009, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the completion of the Merger. The sole purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     The following financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:
•	Independent Accountants’ Report

•	Balance Sheets as of December 31, 2008 and December 31, 2007

•	Statements of Income for each of the two years ended December 31, 2008

•	Statements of Stockholders’ Equity for each of the two years ended December 31, 2008

•	Statements of Cash Flows for each of the two years ended December 31, 2008

•	Notes to Financial Statements
(b) Unaudited Pro Forma Financial Information
     The following pro forma financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference.
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2008

•	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2008

•	Notes to Unaudited Pro Forma Consolidated Financial Statements
(d) Exhibits

2.1 (1)	Agreement and Plan of Merger, dated as of May 1, 2009, by and among Blackboard Inc., Football Merger Sub Inc., ANGEL Learning, Inc., and Christopher D. Clapp, in his capacity as the Shareholder Representative.

23.1	Consent of BKD, LLP

99.1*	Press Release dated May 11, 2009 reporting the completion of the Merger.

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2009 (File No. 000-50784).

*	Previously furnished as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2009. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOARD INC. (Registrant)
Dated: June 23, 2009	By:	/s/ Michael J. Beach
Michael J. Beach
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1 (1)	Agreement and Plan of Merger, dated as of May 1, 2009, by and among Blackboard Inc., Football Merger Sub Inc., ANGEL Learning, Inc., and Christopher D. Clapp, in his capacity as the Shareholder Representative.

23.1	Consent of BKD, LLP

99.1*	Press release dated May 11, 2009 reporting the completion of the Merger.

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2009 (File No. 000-50784).

*	Previously furnished as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2009. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.